                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/X/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                             CAMBREX CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                              CAMBREX CORPORATION

                      1996 ANNUAL MEETING OF STOCKHOLDERS

                                PROXY STATEMENT

     Due to a computational error the list of principal stockholders set forth on page 2 of the Proxy Statement dated March 22, 1996, omitted the following person who may be deemed to own more than 5% of the outstanding Common Stock of the Company:

                                          NUMBER OF SHARES        PERCENT OF
NAME AND ADDRESS                        BENEFICIALLY OWNED(1)      CLASS(2)
- ------------------------------------    ---------------------     ----------
Chancellor Capital Management, Inc.            388,700               5.07%
1166 Avenue of the Americas
New York, New York 10036

- ---------------

(1) Unless otherwise indicated (a) share ownership is based upon information furnished as of February 15, 1996, by the beneficial owner, and (b) each beneficial owner has sole voting and investment power with respect to the shares shown.

(2) For the purpose of this table, the percent of issued and outstanding shares of Common Stock of the Company held by each beneficial owner has been calculated on the basis of (i) 7,667,374 shares of Common Stock issued and outstanding (excluding treasury shares) on February 15, 1996, and (ii) 7,974 shares still to be issued in connection with the 1993 conversion of the Company's 9% Convertible Subordinated Notes.

                                           By order of the Board of Directors,

                                                     PETER E. THAUER,
                                                        Secretary
April 9, 1996

                   THE VOTE OF EACH STOCKHOLDER IS IMPORTANT.
           A PROXY GIVEN BY A STOCKHOLDER MAY BE REVOKED AT ANY TIME
            BEFORE IT IS EXERCISED BY GIVING ANOTHER PROXY BEARING A
           LATER DATE OR BY NOTIFYING THE COMPANY IN WRITING OF SUCH
            REVOCATION OR BY A VOTE IN PERSON AT THE ANNUAL MEETING.